Exhibit 99.1

ReShape Lifesciences® Enters Into Merger Agreement With Vyome Therapeutics
and Asset Purchase Agreement With Biorad Medisys

ReShape and Vyome, a Clinical Stage Specialty Pharmaceutical Company Working To Treat Immuno-
Inflammatory Diseases of Unmet Need, to Combine in All-Stock Merger

ReShape to Sell its Assets to Affiliate of Biorad Medisys for $5.16 Million

IRVINE, Calif. and CAMBRIDGE, M.A., July 9, 2024 -- ReShape Lifesciences® (Nasdaq: RSLS), the premier physician-led weight loss and metabolic health-solutions company, and Vyome Therapeutics, Inc., a private clinical-stage company targeting immuno-inflammatory and rare diseases, today announced that they have entered into a definitive merger agreement under which ReShape and Vyome will combine in an all-stock transaction. The combined company will focus on advancing the development of its immuno-inflammatory assets and on identifying additional opportunities between the world-class Indian innovation corridor and the U.S. market.

Under the terms of the merger agreement, which has been unanimously approved by the boards of directors of both companies, existing ReShape stockholders will own approximately 11.1% of the combined company immediately following the closing of the merger, subject to adjustment based on ReShape’s actual net cash at closing compared to a target net cash amount of $5 million. At the closing of the merger, ReShape will be renamed Vyome Holdings, Inc. and expects to trade under the Nasdaq ticker symbol "HIND," representing the company’s alignment with the U.S.-India relationship. The board of directors of the combined company will be comprised of six directors designated by Vyome and one director designated by ReShape and executive management of the combined company will consist of Vyome’s executive officers.

Simultaneously with the execution of the merger agreement, ReShape entered into an asset purchase agreement with Biorad Medisys, Pvt. Ltd., which is party to a previously disclosed exclusive license agreement with ReShape for ReShape’s Obalon® Gastric Balloon System. Pursuant to the asset purchase agreement, ReShape will sell substantially all of its assets to Biorad (or an affiliate thereof), including ReShape’s Lap-Band® System, Obalon® Gastric Balloon System and the Diabetes Bloc-Stim Neuromodulation™ (DBSN™) System (but excluding cash), and Biorad will assume substantially all of ReShape’s liabilities, for a purchase price of $5.16 million in cash, subject to adjustment based on ReShape’s actual accounts receivable and accounts payable at the closing compared to such amounts as of March 31, 2024. The cash purchase price under the asset purchase agreement will count toward ReShape’s net cash for purposes of determining the post-merger ownership allocation between ReShape and Vyome stockholders under the merger agreement.

Simultaneously with the execution of the merger agreement, ReShape, Vyome and Vyome’s wholly-owned subsidiary, Vyome Therapeutics Ltd. entered into agreements with certain existing accredited investors, pursuant to which the investors have committed to purchase a minimum of $7.3 million in securities of ReShape, Vyome and Vyome's subsidiary. Under these agreements, certain accredited investors have agreed to purchase up to $5.8 million in shares of common stock of the combined company immediately following completion of the merger, which may be upsized through additional investments. The price per share for the common stock of the combined company to be paid by the investors in the offering will be calculated as a 30% discount to the agreed upon valuation of the combined company at the closing of the merger and does not contain any warrants or other convertible features. ReShape and the investors are executing and delivering the subscription agreements in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and contemporaneously with the sale of the shares of common stock will execute and deliver a registration rights agreement requiring the combined company to register the resale of the shares of common stock issued in the offering.

In order to facilitate the transactions contemplated by the merger agreement and asset purchase agreement, ReShape entered into an agreement with a majority of the holders of its outstanding series C preferred stock that will, subject to and contingent upon the completion of the merger and the asset sale, reduce the liquidation preference of the series C preferred stock from $26.2 million to the greater of (i) $1 million, (ii) 20% of the purchase price paid for the asset sale and (iii) the excess of ReShape’s actual net cash at the effective time of the merger over the minimum net cash required as a condition to the closing of the merger as set forth in the merger agreement. The series C preferred stock would automatically terminate at the effective time of the merger, except for the right to receive the reduced liquidation preference.

“Through the orchestration of the merger agreement with Vyome Therapeutics and the simultaneous asset purchase agreement with Biorad, we were able to maximize stockholder value,” stated Paul F. Hickey, President and Chief Executive Officer of ReShape Lifesciences. “After reviewing various strategic alternatives and engaging in discussions with a number of other potential merger and acquisition candidates, our board of directors has unanimously recommended the merger with Vyome and simultaneous asset sale to Biorad, which we believe is a compelling opportunity for our stockholders to benefit from the potential of the combined company after the merger. We also appreciate the willingness of our series C preferred stockholders to significantly reduce their liquidation preference, which will permit our common stockholders to recognize the potential value of the merger. We are truly excited about the value we are delivering to our stockholders.”

“We have no debt and a clean capital structure and are positioning Vyome for success in the public markets. We intend to continue addressing the unmet needs of patients suffering from immuno-inflammatory diseases and building a broader platform that leverages our comparative advantage in the U.S.-India innovation corridor,” said Krishna K. Gupta, current Director of Vyome and to be appointed Chairman of the combined company.

Venkat Nelabhotla, President & Chief Executive Officer of Vyome, stated, “We are confident in our ability to potentially build significant value with our pipeline of novel local agent drugs for significant unmet needs, supported by a robust patent portfolio, effective drug development strategies, and prudent capital deployment, that can potentially help maximize value.”

Completion of the merger and the asset sale are subject to certain closing conditions, including, among other things, approval by the stockholders of ReShape, the Securities and Exchange Commission declaring effective ReShape’s registration statement registering the shares to be issued in connection to the merger, and the Nasdaq Stock Market's approval of the continued listing of the combined company in connection with the completion of the merger.

Maxim Group LLC is serving as financial advisor to ReShape in connection with the transactions and Fox Rothschild LLP is acting as its legal counsel. Chardan is serving as financial advisor to Vyome for the merger and Sichenzia Ross Ference Carmel LLP is acting as its legal counsel.

About Vyome Therapeutics

Vyome Therapeutics, Inc. is a clinical stage specialty pharmaceutical company working to treat immuno-inflammatory diseases including rare indications of unmet need with next-generation therapeutic solutions. Its portfolio of therapeutic assets are identified and developed to address validated targets with novel formulations for site-targeted applications. Vyome has assembled a world-class team of scientific and business development experts, leveraging its comparative advantage in the Indian innovation corridor; its team has a track record of conducting scientific research recognized in top US journals, developing breakthrough products, and executing on a sustainable commercial strategy Vyome is based in Cambridge, Massachusetts.

About BioRad Medisys

Biorad Medisys Pvt Ltd® is a rapidly growing med-tech company dedicated to redefining healthcare standards with precision-engineered medical devices backed by rigorous scientific research. The Company operates three business units – Indovasive, Orthovasive and Neurovasive. Indovasive offers consumables and equipment in Urology, Gastroenterology. Orthovasive segment sells complete range of Knee and Hip implants for both Primary and Revision surgeries. It has recently forayed into Neurovascular BU for selling a wide portfolio of products in peripheral vascular, neurovascular and rehabilitation segments. The Company has two manufacturing facilities in India and is currently exporting to 50+ countries. To realize its global expansion strategy, the Company recently acquired a Swiss based company Marflow which specializes in commercialization of products in Urology & Gastroenterology.

About ReShape Lifesciences®

ReShape Lifesciences® is America’s premier weight loss and metabolic health-solutions company, offering an integrated portfolio of proven products and services that manage and treat obesity and metabolic disease. The FDA-approved Lap-Band® and Lap-Band® 2.0 Flex Systems provide minimally invasive, long-term treatment of obesity and are an alternative to more invasive surgical stapling procedures such as the gastric bypass or sleeve gastrectomy. The investigational Diabetes Bloc-Stim Neuromodulation™ (DBSN™) system utilizes a proprietary vagus nerve block and stimulation technology platform for the treatment of Type 2 diabetes and metabolic disorders. The Obalon® balloon technology is a non-surgical, swallowable, gas-filled intra-gastric balloon that is designed to provide long-lasting weight loss. For more information, please visit www.reshapelifesciences.com.

Additional Information

In connection with the proposed merger and asset sale, ReShape plans to file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a joint proxy statement/prospectus and other relevant documents in connection with the proposed merger and asset sale. Before making a voting decision, ReShape’s stockholders are urged to read the joint proxy statement/prospectus and any other documents filed by ReShape with the SEC in connection with the proposed merger and asset sale or incorporated by reference therein carefully and in their entirety when they become available because they will contain important information about ReShape, Vyome and the proposed transactions. Investors and stockholders may obtain a free copy of these materials (when they are available) and other documents filed by ReShape with the SEC at the SEC’s website at www.sec.gov, at ReShape’s website at www.reshapelifesciences.com, or by sending a written request to ReShape at 18 Technology Drive, Suite 110, Irvine, California 92618, Attention: Corporate Secretary.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities of ReShape and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger and asset sale. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ReShape’s stockholders in connection with the proposed merger and asset sale will be set forth in joint proxy statement/prospectus if and when it is filed with the SEC by ReShape. Security holders may obtain information regarding the names, affiliations and interests of ReShape’s directors and officers in ReShape’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on April 1, 2024. To the extent the holdings of ReShape securities by ReShape’s directors and executive officers have changed since the amounts set forth in ReShape’s proxy statement for its most recent annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger and asset sale will be set forth in the joint proxy statement/prospectus when and if it is filed with the SEC in connection with the proposed merger and asset sale, at ReShape’s website at www.reshapelifesciences.com.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the merger and asset sale and the ability to consummate the merger and asset sale. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and ReShape undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) ReShape may be unable to obtain stockholder approval as required for the proposed merger and asset sale; (2) conditions to the closing of the merger or asset sale may not be satisfied; (3) the merger and asset sale may involve unexpected costs, liabilities or delays; (4) ReShape’s business may suffer as a result of uncertainty surrounding the merger and asset sale; (5) the outcome of any legal proceedings related to the merger or asset sale; (6) ReShape may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or asset purchase agreement; (8) the effect of the announcement of the merger and asset purchase agreement on the ability of ReShape to retain key personnel and maintain relationships with customers, suppliers and others with whom ReShape does business, or on ReShape’s operating results and business generally; and (9) other risks to consummation of the merger and asset sale, including the risk that the merger and asset sale will not be consummated within the expected time period or at all. Additional factors that may affect the future results of ReShape are set forth in its filings with the SEC, including ReShape’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov, specifically under the heading “Risk Factors.” The risks and uncertainties described above and in ReShape’s most recent Annual Report on Form 10-K are not exclusive and further information concerning ReShape and its business, including factors that potentially could materially affect its business, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that ReShape files from time to time with the SEC. The forward-looking statements in these materials speak only as of the date of these materials. Except as required by law, ReShape assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

CONTACTS

ReShape Lifesciences Investor Contact:
Paul F. Hickey
President and Chief Executive Officer
949-276-7223
ir@ReShapeLifesci.com

Investor Relations Contact:
Rx Communications Group
Michael Miller
917-633-6086
mmiller@rxir.com